SCHEDULE 14A
             Information Required in Proxy Statement

                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934


Filed by the Registrant[ X ]
Filed by a Party other than the Registrant[  ]
Check the appropriate box:
[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Addition Materials
[   ]    Soliciting Material Pursuant to Section 240.14a-11(c)
          or Section 240.14a-12

                           AAON, Inc.
         -----------------------------------------------
        (Name of Registrant as specified in Its Charter)

       --------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other
                      than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ]    No fee required.
[   ]    Fee computed on table below per Exchange Act Rules
         14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction
          applies:
          ______________________________________________________
     2)   Aggregate number of securities to which transaction
          applies:
          ______________________________________________________
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          ______________________________________________________
     4)   Proposed maximum aggregate value of transaction:
          ______________________________________________________
     5)   Total fee paid:
          ______________________________________________________

[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided
         by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
         Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
          ______________________________________________________
     2)   Form, Schedule or Registration Statement No.:
          ______________________________________________________
     3)   Filing party:
          ______________________________________________________
     4)   Date Filed:
          ______________________________________________________

                           AAON, INC.



                           Notice of
                         Annual Meeting
                          May 12, 1998
                              and
                        Proxy Statement

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                   TO BE HELD ON MAY 12, 1998


     Notice is hereby given that the Annual Meeting of Stockholders of AAON, Inc. (the "Company"), will be held at 2425
South Yukon, Tulsa, Oklahoma, on Tuesday, May 12, 1998, at 10:00
A.M. (Local Time), for the following purposes:

     1.   To elect two directors for terms ending in 2001;
          and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     We hope that you will be able to attend this meeting, but if you do not plan to do so, please date, sign and return the enclosed Proxy as promptly as possible.

                               By Order of the Board of Directors

                               /s/ John B. Johnson, Jr.
                               -----------------------------
                                   John B. Johnson, Jr.
                                   Secretary

March 25, 1998

<PAGE 1>


                           AAON, INC.
                        2425 South Yukon
                     Tulsa, Oklahoma 74107


                        PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of AAON, Inc., for proxies to be used at the Annual Meeting of Stockholders of the Company to be held on May 12, 1998, at the time and place set forth in the Notice of Annual Meeting accompanying this Proxy Statement.

     Pursuant to provisions of the Bylaws of the Company and action of its Board of Directors, the close of business on March 16, 1998, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this annual meeting. The stock transfer books will not be closed.

     Stockholders of record on the record date are entitled to cast their votes in person or by properly executed proxy at the Annual Meeting. The presence, in person or by properly executed proxy, of thirty-three and one-third percent (33-1/3%) of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. If a quorum is not present at the time the Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting. A plurality of votes cast at the Annual Meeting is required for the election of each director.

     The enclosed Proxy may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of the Company or by personal attendance at the meeting. All Proxies received in advance of the meeting may be revoked prior to exercise.

     This Proxy Statement, Notice of Annual Meeting and accompanying Proxy, as well as the Company's 1997 Annual Report, will be first mailed to stockholders approximately April 8, 1998.


<PAGE 2>
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of March 16, 1998 (the record date), the Company had issued a total of 6,178,449 shares of $.004 par value Common Stock, its only class of stock outstanding. Each share is entitled to one vote on all matters submitted to a vote by stockholders.

     The following table sets forth, as of March 16, 1998, the aggregate number of shares of Common Stock of the Company owned of record or beneficially by the only person who owned of record, or is known by the Company to own beneficially, more than 5% of the Company's Common Stock, each officer whose 1997 salary and bonus exceeded $100,000 ("Executive Officers"), and the name and shareholdings of each director and such officers and all directors as a group:

Name and address of the 5%                                                 Percent
shareholder and each Executive Officer            Number of shares            of
and names of other directors and nominees             owned (1)             class
-----------------------------------------         ----------------         -------
Norman H. Asbjornson (2)                              1,116,070 (5)          17.9
2425 South Yukon
Tulsa, Oklahoma 74107

Robert G. Fergus (3)                                    108,141 (6)           1.7
2425 South Yukon
Tulsa, Oklahoma  74107

William A. Bowen                                        186,647 (7)(8)        3.0
John B. Johnson, Jr.                                     95,000 (7)(9)        1.5
Joseph M. Klein                                          27,500 (10)          (15)
Richard E. Minshall                                      47,500 (11)          (15)
Anthony Pantaleoni                                      230,869 (7)(12)       3.7
Charles C. Stephenson, Jr.                              233,888 (13)          3.8
Thomas E. Naugle (4)                                     47,690               (15)

Executive Officers and all directors
   as a group (8 persons)                             2,045,615 (14)         31.4


-------------------
(1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.

(2) Mr. Asbjornson, the only owner of more than 5% of the Company's Common Stock, is also a director and Executive
     Officer.

(3)  Mr. Fergus is an Executive Officer of the Company.

(4)  Mr. Naugle is a first time director nominee.

(5) Includes 61,000 shares held under presently exercisable stock options, 4,917 shares held by Mr. Asbjornson's IRA account and 1,616 shares under the Company's 401(k) plan.

(6) Includes 27,500 shares held under a presently exercisable stock option and 1,211 shares under the Company's 401(k) plan.

(7) Includes 55,000 shares held under presently exercisable stock options.

<PAGE 3>
(8)  Includes 8,525 shares held by Mr. Bowen's IRA account and
     498 shares under the Company's 401(k) plan.

(9) Includes 40,000 shares held for the account of Mr. Johnson under a broker-administered retirement plan.

(10) These shares are held under a presently exercisable stock option.

(11) Includes 27,500 shares held of record by Capital Advisors, Inc., of which Mr. Minshall is the President and majority shareholder.

(12) Includes a total of 40,136 shares held by two trusts for the benefit of children of Mr. Pantaleoni, of which his wife is the trustee.

(13) Includes 27,500 shares held under a presently exercisable stock option.

(14) Includes 336,000 shares held under presently exercisable stock options by all Executive Officers and directors.

(15) Less than 1%.


ELECTION OF DIRECTORS

     The seven member Board of Directors of the Company is divided into three classes, designated as Class I, Class II and Class III, with terms expiring on the dates of the 1998, 1999 and 2000 Annual Meetings of Stockholders, respectively, and in each case when their successors have been elected and qualified. The nominees for election as Directors at the 1998 Annual Meeting, to serve until the 2001 Annual Meeting, are Joseph M. Klein and Thomas E. Naugle.

     Mr. Klein is an incumbent and Mr. Naugle is a first time director nominee. Each of the nominees has consented to serve as a director if elected. Unless authority to vote for any of the directors is withheld in a proxy, it is intended that each proxy will be voted FOR such nominees. In the event that either or both of the nominees for director should, before the Annual Meeting, become unable to serve if elected, it is intended that all shares represented by proxies will be voted for such substitute nominee(s) as may be recommended by the Company's existing Board of Directors. The accompanying form of Proxy contains a discretionary grant of authority with respect to this matter.

<PAGE 4>
EXECUTIVE OFFICERS, DIRECTORS AND NOMINEES FOR DIRECTOR

     The following additional information is provided with respect to the executive officers, directors whose term of office will continue after the Annual Meeting and nominees for directors of the Company:

     Norman H. Asbjornson, age 62, has been the President and Treasurer of: the Company since June 16, 1989; AAON-Oklahoma since September 12, 1988; and AAON Coil Products, Inc. ("ACP"), since December 17, 1991.

     William A. Bowen, age 68, has been engaged in financial consulting, in Tulsa, Oklahoma, for more than the past five years. He became Vice President-Finance of the Company and AAON-
Oklahoma on July 27, 1989.

     Robert G. Fergus, age 57, has been Vice President of  the
Company since June 16, 1989, and AAON-Oklahoma since May 8, 1990.

     John B. Johnson, Jr., age 64, has been engaged in the private practice of law in Tulsa, Oklahoma, since 1961, and is a member of the firm of Johnson, Allen, Jones & Dornblaser, which serves as General Counsel to the Company. Mr. Johnson has been the Secretary of: the Company since June 16, 1989; AAON-Oklahoma since September 12, 1988; and ACP since December 17, 1991.

     Thomas E. Naugle, age 59, has been Chairman of the Board of Barrett Trailers, Inc. (a trailer manufacturer), in Purcell, Oklahoma, since 1984. From 1986 to 1996, he was also Chairman of Tulsa Winch, Inc. (a winch manufacturer). From 1992-1996, he was President of Hanner, Inc. (equipment leasing), and from 1985 to date has been Chairman and/or President of Naugle & Co. (investments). The latter three companies are based in Tulsa, Oklahoma.

     Anthony Pantaleoni, age 58, or his professional corporation has been a partner of Fulbright & Jaworski L.L.P. or predecessor firm in New York, New York, for more than the past five years. He is a director of Universal Health Services, Inc., Faircom, Inc., and Westwood Corporation, which companies have securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended.

     J. M. Klein, age 66, has been President of CCI Corporation in Tulsa, Oklahoma, for more than the past five years.

     Charles C. Stephenson, Jr., age 61, has been Chairman of the
Board of Directors of Vintage Petroleum, Inc., in Tulsa,
Oklahoma, the stock of which is traded on the New York Stock
Exchange, since 1987.

     Messrs. Asbjornson, Bowen, Johnson and Pantaleoni have been directors of the Company since 1989. Messrs. Klein and Stephenson have been directors since 1996. Mr. Naugle is a first time director nominee.

     The Board of Directors of the Company had four meetings during 1997 and five directors attended each of those meetings.
Mr. Minshall attended three of the meetings and Mr. Stephenson attended two meetings.

     The Company has an Audit Committee consisting of Messrs. Johnson, Klein and Pantaleoni. They had one meeting during the past year at which the committee members posed
<PAGE 5>
questions to representatives of Arthur Andersen LLP concerning the Company's audited financial statements. The Company does not have a nominating or compensation committee.

EXECUTIVE COMPENSATION

REPORT OF BOARD OF DIRECTORS

     The entire Board of Directors sets the compensation of both full-time (Norman H. Asbjornson and Robert G. Fergus) and the only part-time (William A. Bowen) executive officer/employees of the Company, except that Messrs. Asbjornson and Bowen abstain from voting on their compensation. There have been no "interlocks" or "insider participation" [as those terms are defined in Item 402(j) of S.E.C. Regulation S-K] in compensation decisions.

     Effective October 1, 1992, Mr. Asbjornson's salary was set (and remains) at an annual rate of $132,000 and the Board entered into a $1,000,000 "reverse split dollar" life insurance arrangement with him, pursuant to which the Company pays the portion of the premium attributable to the term insurance cost (determined by Internal Revenue Service "P.S. 58" rates), and is the beneficiary of the full face amount of the policy, and Mr. Asbjornson pays the amount of premium in excess of such insurance cost and is the owner-beneficiary of the cash value thereof. Performance factors considered in setting Mr. Asbjornson's current base compensation include having responsibility for establishing overall corporate philosophy and goals, organizing and staffing Company personnel, overseeing implementation of Board directives, financial budgets, marketing strategies, engineering projects and manufacturing methods. His compensation is measured both by progress toward long-term goals and current financial results.

     Mr. Fergus' annual rate of salary was increased from $100,000 to $103,500 effective December 1, 1996. The salary increase was predicated on Mr. Fergus' efforts in reducing direct labor by implementation of improved manufacturing methods, improvements in engineering and manufacturing management through management training and his overall job performance.

     Mr. Bowen's annual rate of salary was increased from $36,000 to $37,260 effective December 1, 1996, and to $38,564, effective
December 1, 1997.

     Additionally, Messrs. Asbjornson, Fergus and Bowen participate in the Company's "profit sharing" plan ($1,413 each in 1997, a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of the Oklahoma subsidiary). Messrs. Asbjornson and Bowen also received directors' fees in 1996.

Board of Directors: Norman H. Asbjornson, William A. Bowen,
                    John B. Johnson, Jr., J. M. Klein,
                    Richard E. Minshall, Anthony Pantaleoni and
                    Charles C. Stephenson, Jr.

     The following table sets forth information as to the compensation of the Executive Officers of the Company whose annual salary and bonus has exceeded $100,000.


<PAGE 6>

                           SUMMARY COMPENSATION TABLE






                                                             Long Term Compensation
                                                             ----------------------
                        Annual Compensation                   Awards               Payouts
                  ---------------------------------- -------------------------     -------

Name and                                   Other     Restricted    Securities                All Other
Principal                                  Annual       Stock      Underlying        LTIP     Compen-
position          Year  Salary   Bonus  Compensation    Awards    Options/SARs     Payouts    sation
----------------  ----  ------   -----  ------------ ----------   ------------     -------   ---------
Norman H.
Asbjornson        1997 $132,000   -0-   $ 1,413 (1)      N/A           N/A           N/A     $4,002 (2)
President
                  1996 $132,000   -0-   $   739 (1)      N/A           N/A           N/A     $1,993 (2)

                  1995 $132,000   -0-   $ 2,748 (1)      N/A           N/A           N/A     $2,659 (2)

Robert G.
Fergus            1997 $103,500   -0-   $ 1,413 (1)      N/A           N/A           N/A     $3,182 (2)
Vice President
                  1996 $100,292   -0-   $   739 (1)      N/A           N/A           N/A     $1,882 (2)

                  1995 $ 92,474   -0-   $ 2,748 (1)      N/A           N/A           N/A     $1,948 (2)

----------------
(1) A per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of the Oklahoma subsidiary of the Company.
     There are no perquisites or other benefits provided, the value of which exceeded 10% of the salary and bonus of either Mr. Asbjornson or Mr. Fergus.

(2)  Contribution to the Company's 401(k) plan.


     The only stock option granted to an Executive Officer of the Company during 1997 was for 30,000 shares to Mr. Asbjornson on January 8, 1997, which is exercisable at the rate of 20%, cumulative, per year after January 8, 1998 (and until January 8, 2007), at $5.25 per share. No stock options were exercised by any executive Officer, nor were any options held by Executive Officers or directors "repriced" during the past year. Options for 27,500 shares each were granted to Messrs. Asbjornson, Bowen, Johnson, Minshall and Pantaleoni on March 11, 1997. These options are exercisable at any time or times on or before March 11, 2007, at $7.1875 per share. On March 14, 1997, Mr. Minshall exercised a prior 27,500 share option at $1.14 per share.

     The Company has no Long-Term Incentive Plan ("LTIP") or "defined benefit" (pension) plan.

     The Company has no employment contracts with any of its officers, directors or employees, nor any compensatory plan or arrangement concerning any person's termination of employment or respecting any "change in control".

COMPENSATION OF DIRECTORS

     The Company pays directors' fees of $1,500 per director (plus reimbursement of expenses) for attendance at each Board meeting, scheduled to be held on a quarterly basis, but not limited to four meetings per year.

<PAGE 7>
          COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG
                 AAON, INC., NASDAQ U.S., AND PEER GROUP*


----------------------------- FISCAL YEAR ENDING -------------------------

DESCRIPTION   1992     1993     1994       1995      1996      1997

AAON, INC.   $100    $450.54  $736.62    $361.86   $306.80   $475.89
PEER GROUP   $100    $107.23  $117.76    $148.29   $193.03   $181.01
NASDAQ MARKET$100    $114.80  $112.21    $158.70   $195.19   $239.53
   INDEX






                 ASSUMES $100 INVESTED ON JANUARY 1, 1992
                       ASSUMES DIVIDEND REINVESTED
                   FISCAL YEAR ENDING DECEMBER 31, 1997




* The peer group consists of American Standard Companies, Fedders Corp., International Comfort Products Corporation (formerly, Inter-City Products Corporation), Mestek, Inc., Nortek, Inc., and York International Corp., all of which are in the business of manufacturing air conditioning and heat exchange equipment.


<PAGE 8>
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon a review of Forms 4 furnished to the Company during its most recent fiscal year, the Company knows of no director, officer or beneficial owner of more than ten percent of the Company's Common Stock who has failed to file on a timely basis reports of beneficial ownership of the Company's Common Stock as required by Section 16(a) of the Securities Exchange Act of 1934, as amended, except for a 4,800 share sale by Capital Advisors, Inc. (beneficially owned by Richard E. Minshall) in December, 1997, which was reported on a Form 4 mailed for filing on February 6, 1998.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

     Arthur Andersen LLP has been selected as the principal accountant of the Company for the current year. Representatives of Arthur Andersen LLP are expected to be present at the 1998 Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.


DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the 1999 Annual Meeting must be received at the Company's executive offices, 2425 South Yukon, Tulsa, Oklahoma 74107, no later than December 1, 1998, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.


OTHER MATTERS

     Management knows of no business which will be presented at the 1998 Annual Meeting other than to elect directors for the ensuing year.

     The cost of preparing, assembling and mailing all proxy solicitation materials will be paid by the Company. It is contemplated that the solicitation will be conducted only by use of the mail. The Company will, upon request, reimburse brokers for the costs incurred by them in forwarding solicitation materials to such of their customers as are the beneficial holders of Common Stock of the Company registered in the names of such brokers.

                                By Order of the Board of Directors

                                /s/ Norman H. Asbjornson
                                -------------------------------
                                Norman H. Asbjornson
                                President


March 25, 1998


<PAGE 1>

AAON, Inc.
2425 South Yukon Ave.
Tulsa, Oklahoma 74107

                                 PROXY
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

          The  undersigned stockholder of AAON,  Inc.,  a  Nevada
          corporation, hereby constitutes and appoints William A.
          Bowen and John B. Johnson, Jr., and each of them,  with
          full power of substitution, as attorneys and proxies to
          appear  and  vote all shares of stock  of  the  Company
          standing in the name of the undersigned, at the  Annual
          Meeting  of Stockholders of the Company to be  held  at
          2425  South Yukon Avenue., Tulsa, Oklahoma, on Tuesday,
          May  12, 1998, at 10:00 a.m. (Local Time), and  at  any
          adjournment   thereof,  with  all   powers   that   the
          undersigned would possess if personally present, hereby
          revoking all previous proxies.

1.   Election of
     Directors:     FOR both nominees listed below               WITHHOLD AUTHORITY
                    (except as shown to the                      to vote for both nominees
                     contrary below) ______                      listed below ______

                 Joseph M. Klein and Thomas E. Naugle for terms ending in 2001

(INSTRUCTION:  To withhold authority to vote for either nominee, write that nominee's name on the space provided below.)

_________________________________________________________________________________________


2. In their discretion, upon any other matters as may properly come before the meeting.

                                          (over)

<PAGE 2>

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR both nominees for director.

     The undersigned hereby acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and the Proxy Statement accompanying the same, both dated March 25, 1998.

Dated:__________________, 1998        ____________________________________

                                      ____________________________________

                                      (Please sign exactly as your name
                                      appears at left.  When shares are
                                      held in the names of two or more
                                      persons, all should sign
                                      individually.  Executors,
                                      administrators, trustees, etc.,
                                      should so indicate when signing.
                                      When shares are held in the name of
                                      a corporation, the name of the
                                      corporation should be written first
                                      and then an authorized officer
                                      should sign on behalf of the
                                      corporation, showing the office
                                      held.)

                                      PLEASE COMPLETE, SIGN, DATE AND
                                      RETURN THIS PROXY CARD PROMPTLY,
                                      USING THE ENCLOSED ENVELOPE.



                                          (over)


